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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 15, 2004
                                                           -------------


                          FRANKFORT FIRST BANCORP, INC.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               Delaware                 0-26360              61-1271129
-----------------------------       ---------------    ------------------------
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
 Incorporation or Organization       File Number           Identification No.)



      216 W. Main Street, Frankfort, Kentucky                     40601
      --------------------------------------------------------------------
      (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (502) 223-1638

                                 Not applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.
              -----------------------------------------

         On July 15, 2004, Frankfort First Bancorp, Inc. ("Frankfort") and First Federal Savings and Loan Association ("First Federal of Hazard") entered into an Agreement of Merger (the "Merger Agreement"). Under the Merger Agreement, Frankfort will be acquired as part of a transaction whereby First Federal of Hazard will reorganize into the mutual holding company form of organization. The Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The press release announcing the transaction is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

   (a) Not applicable

   (b) Not applicable

   (c) The following exhibits are filed herewith:

   2.1 Agreement and Plan of Merger, by and between First Federal Savings and Loan Association and Frankfort First Bancorp, Inc. dated as of July 15, 2004. The following schedules to the Merger Agreement are omitted and the Registrant agrees to supplementally furnish a copy of any omitted schedules to the Commission upon request.

            SCHEDULES
            ---------

            4.1      Subsidiaries
            4.3      Capitalization
            4.6      Frankfort First Existing Liens
            4.7      Litigation
            4.8      Accounting, Books and Records
            4.9      Absence of Certain Changes
            4.10     Buildings and Equipment
            4.11     Frankfort First Existing Contracts
            4.12     Investment Securities
            4.13     Contingent and Undisclosed Liabilities
            4.14     Insurance Policies
            4.15     Employee Benefit Plans
            4.16     Violations of Law
            4.17     Brokers
            4.18     Taxes
            4.19     Real Estate
            4.22     Labor Matters
            4.23     Indebtedness
            4.24     Permits
            4.29     Environmental Protection

   99.1     Press release dated July 16, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRANKFORT FIRST BANCORP, INC.



Date:  July 16, 2004                    By:/s/ Don Jennings
                                           -------------------------------------
                                           Don Jennings
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX
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EXHIBIT NO.                       DESCRIPTION
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    2.1       Agreement and Plan of Merger, by and between First Federal Savings and Loan Association and Frankfort First Bancorp, Inc. dated as of July 15, 2004

    99.1      Press Release dated July 16, 2004